                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 16, 2000
                                                         -----------------


                         SODEXHO MARRIOTT SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                      1-12188             52-0936594
 ----------------------------         -------------       -------------------
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)               File Number)       Identification No.)


 9801 WASHINGTONIAN BOULEVARD, GAITHERSBURG, MARYLAND                20878
 ----------------------------------------------------              ----------
      (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (301) 987-4431
                                                           --------------

ITEM 5.           OTHER EVENTS.
-------------------------------

     On February 15, 2000, Sodexho Marriott Services, Inc. announced that John Bush has been appointed Senior Vice President and Chief Financial Officer.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
----------------------------------------------------

(c)      The following exhibit is filed as part of this Form 8-K.

             Exhibit No.                           Description
         -------------------- -------------------------------------------------
                 99                  Press release, dated February 15, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SODEXHO MARRIOTT SERVICES, INC.


Date:    FEBRUARY 16, 2000                      By:   /s/ ROBERT A. STERN
     -----------------------------                 ----------------------------
                                                    Robert A. Stern
                                                    Senior Vice President and
                                                      General Counsel

INDEX TO EXHIBITS
-----------------


   Exhibit No.                           Description
------------------- -----------------------------------------------------------
        99 Press release issued February 15, 2000, relating to Sodexho Marriott Services, Inc.'s announcement that John Bush has been appointed Senior Vice President and Chief Financial Officer.